--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                  FORM 8-K/A

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                              September 30, 2001



                        Federal Realty Investment Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Maryland                   1-07533                 52-0782497
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
       incorporation)                    Number)            Identification No.)


1626 East Jefferson Street, Rockville, Maryland               20852-4041
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number including area code: (301) 998-8100
                                                          --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        FEDERAL REALTY INVESTMENT TRUST

Item 5.  Other Events

This Form 8-K/A is being filed for the sole purpose of amending the Debt Summary which was attached as Exhibit E-2 to the Registrant's Current Report on Form 8-K filed with the Commission on November 1, 2001.

The following table summarizes the Registrant's outstanding debt (excluding capital leases and interest rate swaps) as of September 30, 2001.

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
September 30, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Balance
                                                                         Maturity        Rate           (in thousands)
                                                                         --------        ----           -------------
Mortgages
                          Leesburg Plaza                                 10/01/08           6.510%          $    9,900
                          Federal Plaza                                  06/01/11           6.750%              36,387
                          Tysons Station                                 09/01/11           7.400%               6,992
                          164 E Houston Street                           10/06/08           7.500%                 312
                          Barracks Road                                  11/01/15           7.950%              44,300
                          Hauppauge                                      11/01/15           7.950%              16,700
                          Lawrence Park                                  11/01/15           7.950%              31,400
                          Wildwood                                       11/01/15           7.950%              27,600
                          Wynnewood                                      11/01/15           7.950%              32,000
                          Brick Plaza                                    11/01/15           7.415%              33,000
                          Friendship Center                              09/22/03    libor + 1.35%              17,000
                          Construction loan on Woodmont East
                          (may be extended to 8/29/04)                   08/29/02    libor + 1.35%              22,361
                          Construction loan on Santana Row
                          (may be extended to 4/16/06)                   04/16/04   libor + 2.125%              23,047
                          Escondido (Municipal bonds)                    10/01/16        variable   (a)          9,400
                                                                                                           -----------
                                                                                                            $  310,399
                                                                                                           ===========
Notes payable
                          Revolving credit facilities                    12/19/03     libor + .80%          $  165,000
                          Term note with banks                           12/19/03     libor + .95%  (b)        125,000
                          Note issued in connection with
                           renovation of Perring Plaza                   01/31/13           10.00%               2,418
                          Note issued in connection with land purchase   06/30/02    libor + 1.25%               3,400
                          Other                                           various         various                   66
                                                                                                           -----------
                                                                                                            $  295,884
                                                                                                           ===========

Unsecured Public Debt
                          5 1/4% Convertible subordinated debentures     04/30/02           5.250%          $      289
                                                                                                           ===========

                          5 1/4% Convertible subordinated debentures     10/28/03           5.250%          $   75,000
                                                                                                           ===========

                          8% Notes (fixed)                               04/21/02           8.000%          $   25,000
                          6.625% Notes (fixed)                           12/01/05           6.625%              40,000
                          7.48% Debentures                               08/15/26           7.480%              50,000
                          6.82% Medium Term Notes                        08/01/27           6.820%              40,000
                          6.74% Medium Term Notes      (c)               03/10/04           6.370%              39,500
                          6.99% Medium Term Notes      (c)               03/10/06           6.894%              40,500
                          8.75% Notes                                    12/01/09           8.750%             175,000
                                                                                                           -----------
                                                                                                            $  410,000
                                                                                                           ===========

                                                               Total fixed rate debt                        $  851,364        77.99%

                                                               Total variable rate debt                        240,208        22.01%
                                                                                                            ----------     --------

                                                               Total debt                                   $1,091,572       100.00%
                                                                                                            ==========     ========


                                                               Weighted average interest rate:
                                                               ---------------------------------------
                                                                Fixed rate debt                                   7.27%
                                                                Variable on revolving credit facilities           5.34%  (d)
                                                                Variable on municipal bonds                              (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) The Trust purchased interest rate swaps or hedges on this note, thereby locking in the interest rate at 6.22%.
(c) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(d) Weighted average interest rate on revolving credit facilities for nine months ended September 30, 2001.


DEBT MATURITIES  (excluding capital leases and interest rate swaps)
(In thousands)   (assumes all extensions are exercised)

                                                                                                                 Cumulative
                                                                                             Percent of          Percent of
                                             Scheduled                                          Debt                Debt
                 Year                       Amortization         Maturities      Total        Expiring            Expiring
               -------------------------------------------------------------------------------------------------------------
                 2001                             $     149      $        -    $      149             0.0%              0.0%
                 2002                                   639          28,689        29,328             2.7%              2.7%
                 2003                                   846         382,000       382,846            35.1%             37.8%
                 2004                                 2,811          61,861        64,672             5.9%             43.7%
                 2005                                 3,064          40,000        43,064             4.0%             47.7%
                 2006                                 3,411          63,547        66,958             6.1%             53.8%
                 2007                                 3,686               -         3,686             0.3%             54.1%
                 2008                                 3,918           9,541        13,459             1.2%             55.3%
                 2009                                 4,095         175,045       179,140            16.4%             71.7%
                 2010                                 4,427               -         4,427             0.4%             72.1%
              Thereafter                             21,401         282,442       303,843            27.9%            100.0%
                                                  -------------------------------------------------------

                                                  $  48,447      $1,043,125    $1,091,572          100.00%
                                                  =======================================================

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FEDERAL REALTY INVESTMENT TRUST


Date: December 6, 2001            By:  /s/ CECILY A. WARD
                                       ------------------------------
                                       Cecily A. Ward
                                       Vice President, Chief Financial Officer
                                       and Treasurer